Fees Summary	Aug. 18, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 16,932,000.00
Previously Paid Amount	0.00
Total Fee Amount	2,592.29
Total Offset Amount	0.00
Net Fee	$ 2,592.29
Final Prospectus	false